SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

           JULY 15,  2003                               0-22511
  (Date of  earliest  event reported)           Commission file number


                             RF MICRO DEVICES, INC.
             (Exact name of registrant as specified in its charter)

             NORTH CAROLINA                         56-1733461
   (State or other jurisdiction of                (I.R.S. Employer
    incorporation or organization)               Identification No.)

                               7628 THORNDIKE ROAD
                      GREENSBORO, NORTH CAROLINA 27409-9421
                    (Address of principal executive offices)
                                   (Zip code)


                                 (336) 664-1233
               (Registrant's telephone number,including area code)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

                  EXHIBIT NO.         DESCRIPTION OF EXHIBIT

                        99.1          Press Release dated July 15, 2003

ITEM 9. REGULATION FD DISCLOSURE (INFORMATION PROVIDED PURSUANT TO ITEM 12)

         On July 15, 2003, RF Micro Devices, Inc. issued a press release announcing fiscal 2004 first quarter results, ended June 30, 2003. A copy of this press release is attached as Exhibit 99.1.

         The following table sets forth a reconciliation of the projected diluted earnings per share from non-GAAP to a GAAP basis, which were provided in the earnings release:


Net loss per share diluted (non-GAAP)        $  (0.03)   To    $  (0.04)
                                            ==========        ===========
Adjustments:
         Charges related to repurchase of
                3.75% convertible notes         (0.01)            (0.01)
                                            -----------       -----------
Net loss per share diluted (GAAP)            $  (0.04)   To    $  (0.05)
                                            ===========       ===========




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 RF Micro Devices, Inc.

                                 By: /S/ WILLIAM A. PRIDDY, JR.
                                 ------------------------------
                                     William A. Priddy, Jr.
                                     Vice President, Finance and Administration
                                     and Chief Financial Officer

Date:    July 15, 2003


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